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                                             EXHIBIT 4.1

NUMBER                                          [LOGO]                                                     SHARES


                                          FAXSAV INCORPORATED
COMMON STOCK               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                       CUSIP  31210L 104
                                                                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT









is the owner of


                    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

FAXSAV INCORPORATED transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


          Dated:


     [Corporate Seal]
                                                      SECRETARY                                                   PRESIDENT




                                                                      COUNTERSIGNED AND REGISTERED:
                                                                                          Registrar and Transfer Company
                                                                      By                                          TRANSFER AGENT
                                                                                                                  AND REGISTRAR,

                                                                                          AUTHORIZED SIGNATURE.

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FaxSav Incorporated will furnish without charge to each stockholder who so requests the powers, designations, preference and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Such request may be made to the Corporation or the Transfer Agent.



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                             UNIF GIFT MIN ACT --_________________ Custodian _________________
     TEN ENT -- as tenants by the entireties                                               (Cust)                (Minor)
     JT TEN --  as joint tenants with right                                                under Uniform Gifts to Minors
                of survivorship and not as tenants                                Act___________________________________________
                in common                                                                          (State)


                                                                 UNIF TRF MIN ACT --_______________ Custodian (until age____)
                                                                                         (Cust)
                                                                                        _________ under Uniform Transfers
                                                                                         (Minor)
                                                                                        to Minors Act_________________________
                                                                                                             (State)

                               Additional abbreviations may also be used though not in the above list.


  For value received,_______________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE:____________________________


_________________________________________________________________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________________________________________ Attorney
to transfer the said stock the books of the within-named Corporation with full power of substitution in the premises.

Dated:________________________

                                 X_____________________________________________________________________________________

                                 X_____________________________________________________________________________________
                                 NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                          AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                          ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed

By _______________________________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
   AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-
   SHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM),
   PURSUANT TO S.E.C. RULE 17Ad-15


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